UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 6, 2005

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EUROBANCSHARES, INC.
(Exact name of registrant as specified in its charter)

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Commonwealth of Puerto Rico	000-50872	66-0608955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Muñoz Rivera Avenue San Juan, Puerto Rico 00918
(Address of principal executive offices) (Zip Code)

(787) 751-7340
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2005, EuroBancshares, Inc. issued a press release announcing the opening of a new branch office of its subsidiary bank, Eurobank, at State Road # 3, Km. 20, H3 in Canóvanas, Puerto Rico, located in the northeastern portion of the Commonwealth of Puerto Rico. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

99.1	Press release of EuroBancshares, Inc., dated September 6, 2005, announcing the opening of the Canóvanas branch of Eurobank.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROBANCSHARES, INC.

Date: September 6, 2005	By:	/s/ Rafael Arrillaga-Torréns, Jr.
Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of EuroBancshares, Inc., dated September 6, 2005, announcing the opening of the Canóvanas branch of Eurobank.